RELATED PARTIES	6 Months Ended
Jun. 30, 2023
Related Party [Abstract]
RELATED PARTIES	RELATED PARTIES
In the normal course of operations, the partnership enters into transactions with related parties. These transactions have been measured at exchange value and are recognized in the consolidated financial statements. The immediate parent of the partnership is Brookfield Property Partners Limited. The ultimate parent of the partnership is Brookfield Corporation. Other related parties of the partnership include the Corporation’s subsidiaries and operating entities, certain joint ventures and associates accounted for under the equity method, as well as officers of such entities and their spouses.

The partnership has a management agreement with its service providers, wholly-owned subsidiaries of the Corporation. Pursuant to a Master Services Agreement, the partnership pays a base management fee (“base management fee”), to the service providers. The management fee is calculated at an annualized rate of 1.05% of the sum of the following amounts, as of the last day of the immediately preceding quarter: (1) the equity attributable to unitholders for our Core Office, Core Retail and the Corporate segments; and (ii) the carrying value non-voting common equity of a BPY subsidiary (“Canholdco Class B Common Shares”). The amount of the equity enhancement distribution is reduced by the amount by which the base management fee is greater than $50 million per annum, plus annual inflation adjustments. For the three and six months ended June 30, 2023, the partnership paid a base management fee of $50 million and $99 million (2022 - $57 million and $114 million), respectively.

In connection with the issuance of preferred equity units of the operating partnership to a third party in the fourth quarter of 2014, the Corporation contingently agreed to acquire the seven-year and ten-year tranches of preferred equity units from the holder for the initial issuance price plus accrued and unpaid distributions and to exchange such units for preferred equity units with terms and conditions substantially similar to the twelve-year tranche to the extent that the market price of the LP Units is less than 80% of the exchange price at maturity. On December 30, 2021, the Corporation acquired the seven-year tranche of preferred equity units from the holder and exchanged such units for REUs. The seven-year tranche of preferred equity units were subsequently canceled.
The following table summarizes transactions with related parties:

(US$ Millions)	Jun. 30, 2023	Dec. 31, 2022
Balances outstanding with related parties:
Net (payables)/receivables within equity accounted investments	$(90)	$(110)
Loans and notes receivable	213	273
Deposit payable to Brookfield Corporation(1)	(100)	—
Property-specific debt obligations	(2,111)	(2,429)
Loans and notes payable and other liabilities	(1,080)	(721)
Preferred shares held by Brookfield Corporation	(2,581)	(2,490)
Brookfield Corporation interest in Canholdco	(1,620)	(1,759)

	Three months ended Jun. 30,		Six months ended Jun. 30,
(US$ Millions)	2023	2022	2023	2022
Transactions with related parties:
Commercial property revenue(1)	$(4)	$16	$29	$24
Management fee income	(8)	12	71	33
Interest expense on debt obligations	18	4	41	8
General and administrative expense(2)	95	81	181	162
Construction costs(3)	19	12	35	36
Return of capital distributions on Brookfield Corporation’s interest in Canholdco	—	—	—	118
Distributions on Brookfield Corporation’s interest in Canholdco	8	29	36	57
Capital calls funded by Brookfield Reinsurance(4)	17	—	53	—
Incentive fees	—	4	11	36
(1)Amounts received from the Corporation and its subsidiaries for the rental of office premises.
(2)Includes amounts paid to the Corporation and its subsidiaries for management fees, management fees associated with the partnership’s investments in private funds, and administrative services.
(3)Includes amounts paid to the Corporation and its subsidiaries for construction costs of development properties.
(4)Brookfield Reinsurance Ltd., which is accounted for under the equity method by the Corporation, has an additional commitment in BSREP IV.

On December 9, 2022, the Corporation completed the distribution of 25% of its asset management business. In advance of the Manager Distribution, a reorganization took place within the Corporation whereby the partnership redeemed $1 billion of preferred units issued by a subsidiary of the partnership and acquired certain LP interests in several real estate funds and other investment interests from an indirect subsidiary of the Corporation (“Manager Reorganization”) for net consideration of $2,475 million through the issuance of Class D junior preferred shares, Series 1 and 2 of a subsidiary of the partnership, Brookfield BPY Holdings Inc. (“CanHoldco Class D Junior Preferred Shares”), to the Corporation. The LP interests and other investment interests acquisitions, including related working capital balances acquired, were accounted for as a business acquisition under common control, as discussed in Note 2 to the partnership’s consolidated financial statements for the year ended December 31, 2022, whereby the partnership records assets and liabilities recognized as a result of transfers of businesses or subsidiaries between entities under common control at carrying value. Differences between the consideration given or received and the carrying amount of the assets and liabilities transferred are recorded within ownership changes in equity.

On January 1, 2023, the partnership acquired a 23% LP interest in the foreign investments owned by BSREP IV from an indirect subsidiary of the Corporation (“Acquisition of Foreign Investments”) for consideration of $588 million through the issuance of a non-interest bearing note. In February 2023, there was a $530 million capital call in respect to BSREP IV U.S. and foreign investments. The partnership repaid the non-interest bearing note and funded the capital call through the issuance of LP Units, Special LP Units and REUs to the Corporation. The Corporation retained an identical indirect economic interest in the BSREP IV investment before and after the transaction.

In May 2023, there was a $507 million capital call in respect to BSREP IV investments. The partnership funded the capital call through the issuance of LP Units, Special LP Units and REUs to the Corporation.
In June 2023 the partnership sold partial interests in six Core Office assets to Brookfield Reinsurance Ltd. (“BN Re”), including partial interest in three assets in the U.S. for net proceeds of approximately $306 million and three assets in Canada for net proceeds of approximately C$405 million ($306 million).